Securities Act File No. 33-3149
                                        Investment Company Act File No. 811-4581

                          THE CORNERCAP GROUP OF FUNDS
                     SUPPLEMENT TO JULY 29, 2003 PROSPECTUS
                         SUPPLEMENT DATE: MARCH 29, 2004

THE INFORMATION REGARDING REDEMPTION FEES SET FORTH IN NOTES FOLLOWING THE TABLE
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ON PAGE 7 IS AMENDED TO READ AS FOLLOWS:
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* The Balanced Fund and the Small Cap Value Fund charge a 1.00%  redemption  fee that is applicable  to all  redemptions  (sales or exchanges)  made within sixty
(60) days of your initial purchase of shares of the applicable Fund; provided, however, that the redemption fee will not apply if the shares to be redeemed are held in a retirement account subject to the Employee Retirement Income Security Act ("ERISA").

** The Micro-Cap Fund charges a 2.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within one year of purchase. The redemption fee will also apply to shares held for more than one year, but not if you give the Fund at least 30 days written notice of your intent to redeem.